UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement
[   ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
       RULE 14A-6(E)(2))
[   ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[ X ]  Soliciting Material Pursuant to Rule 14a-12


                              INFORMIX CORPORATION
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                (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant) S

Payment of Filing Fee (Check the appropriate box):
[ X ]  No fee required.
[   ]  Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

1               Title of each class of securities to which transaction applies:
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2)              Aggregate number of securities to which transaction applies:
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3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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4)     Proposed maximum aggregate value of transaction:
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5)              Total fee paid:
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[   ]  Fee paid previously with preliminary materials.
[   ]  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)     Amount Previously Paid:
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2)     Form, Schedule or Registration Statement No.:
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3)     Filing Party:
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4)     Date Filed:
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                       Information Concerning Participants
                       -----------------------------------

In connection with the pending transaction between International Business Machines Corporation ("IBM") and Informix Corporation ("Informix"), Informix will be filing a proxy statement with the Securities and Exchange Commission (the "SEC"). STOCKHOLDERS OF INFORMIX ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement when it becomes available and other documents filed by IBM and Informix with the SEC in connection with the proposed transaction at the SEC's web site at www.sec.gov or by visiting the SEC's reference rooms. Please call the SEC at 1-800-SEC- 0330 for further information on public reference rooms. Stockholders of Informix may also obtain for free the proxy statement and other documents filed by Informix in connection with the transaction by directing a request to: Informix, Investor Relations, 50 Washington St., Westboro, MA 01581 (508-366-3888).

Informix, IBM and their respective directors, executive officers and certain members of management may be deemed to be participants in the solicitation of proxies from Informix stockholders in favor of the proposed transaction. Stockholders of Informix may obtain additional information regarding the interests of participants by reading the proxy statement when it becomes available.

THE FOLLOWING IS A COPY OF THE JOINT PRESS RELEASE ISSUED BY IBM AND INFORMIX ON APRIL 24, 2001 REGARDING THE PROPOSED TRANSACTION BETWEEN IBM AND INFORMIX.

                IBM AND INFORMIX CORP. SIGN AGREEMENT FOR SALE OF
                        INFORMIX DATABASE BUSINESS TO IBM
                ACQUISITION STRENGTHENS IBM'S DATABASE BUSINESS;
                     ASSURES INFORMIX CUSTOMERS AND PARTNERS
                   CONTINUED SUPPORT, FAST PATH TO E-BUSINESS


PUBLIC RELATIONS CONTACTS:

Joe Stunkard                                    Sharon Thompson
IBM                                             Informix Software
914-766-1779                                    503-721-2385
STUNKARD@US.IBM.COM                             SHARON.THOMPSON@INFORMIX.COM
-------------------                             ----------------------------
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Pager: 800-946-4646 Pin:182-6486


Malinda Banash                                  Stephanie Prince/Gordon McCoun
Miller Consulting for Ascential Software        Morgen Walke for Informix
617-262-1800 x232                               Investor Relations
MALINDA@MILLERGRP.COM                           212-850-5600
---------------------                           SPRINCE@MORGENWALKE.COM
                                                -----------------------

     Armonk, N.Y., and Westboro, MA., April 24, 2001 -- IBM (NYSE:IBM) and Informix(R) Corporation (Nasdaq: IFMX) today announced that they have entered into a definitive agreement for IBM to acquire the assets of Informix Software--Informix's database business--in a cash transaction valued at $1 billion.

     The acquisition strengthens IBM in the fast-growing distributed database business, a key strategic priority for IBM. IBM's distributed database revenues grew 36% year-to-year in the first quarter of 2001.

"Customers are aggressively investing in data management software because data collection, storage and use are at the core of a successful e-business," said Sam Palmisano, president and chief operating officer of IBM. "This acquisition of Informix allows IBM to bring the benefits of leadership database technologies to more customers faster."

Informix Software is a leading provider of database management systems for data warehousing, business intelligence and transaction processing. With an installed base of more than 100,000 customers worldwide, Informix delivers high-performance database systems to customers in retail, financial services, government, healthcare, manufacturing, media and publishing, telecommunications and other businesses. Key Informix customers include Verizon, Deutsche Telekom, Sears and Sabre.

Once the acquisition is completed, IBM will:

o Integrate Informix database business operations and personnel into the existing IBM Software data management division led by General Manager Janet Perna.

o Market and sell Informix's database products worldwide through an integrated IBM and Informix sales force.

o Maintain existing relationships with Informix customers and business partners, including support for and updating of current Informix products.

"The acquisition by IBM is good news for Informix Software's database customers, partners, employees and stockholders," said Peter Gyenes, chairman and chief executive officer, Informix Corp. "IBM offers the global resources, investment protection, support and technology leadership our customers and partners need for the future, as well as exciting opportunities for our employees. This acquisition also extends the


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reach and relevance of key Informix technologies as they are evolved and integrated into future versions of IBM data management offerings."

Informix customers will also benefit from IBM's open platform strategy and broad array of alliances with leading application developers such as SAP, Siebel Systems, PeopleSoft, Retek and many others worldwide. IBM intends to integrate selected Informix technology into future versions of DB2* Universal Database, which will remain IBM's flagship database product.

"Informix customers can be confident that their investments in existing Informix products are secure," said Steve Mills, senior vice president and group executive, IBM Software. "These customers will now have a long-term growth path that enables them to achieve the full potential of e-business."

Following the sale of the database business to IBM, Informix Corporation will be totally focused on its other independent operating business - Ascential(TM) Software. With annualized revenue in excess of $130 million, Ascential is a leading provider of information asset management solutions to the Global 2000. The Company intends to apply the proceeds from the transaction to fund the growth of Ascential as well as to return a substantial portion of the proceeds to stockholders through a stock-reduction program, details of which are expected to be announced at or shortly after closing. Upon the closing of the transaction, Informix Corporation will be renamed Ascential Software.

In a separate release today, IBM and Ascential Software announced a global strategic alliance to jointly develop and market information asset management solutions based on Ascential's DataStage(R), DataStage 390 and Media360(TM) products as well as IBM's DB2 and related product platforms.

The acquisition is subject to Informix shareholder and regulatory approvals, and is expected to close in the third quarter of 2001.

ABOUT IBM

IBM is the world's largest information technology company, with 80 years of leadership in helping businesses innovate. For more information about IBM, visit HTTP://WWW.IBM.COM.

ABOUT INFORMIX CORPORATION

Informix Corp. is the parent company of Informix Software, the database company, a leading provider of database management systems for data warehousing, transaction processing and e-business applications, and Ascential Software, the leading provider of Information Asset Management solutions to the Global 2000. For more information, visit the Informix web site HTTP://WWW.INFORMIX.COM.

Informix Software, headquartered in Menlo Park, California, has 2,500 employees worldwide in offices in North America, Latin America, Europe, Africa, and Asia-Pacific, and is a leader in data management technology. Founded in 1980, Informix Software has consistently strived to optimize performance, scalability, and total cost of ownership in its data management offerings.

*Denotes a trademark of the IBM Corporation

(C)2001 Informix Corporation. All rights reserved. The following are trademarks of Informix Corporation or its affiliates, one or more of which may be registered in the U.S. or other jurisdictions: Informix, Ascential, DataStage and Media360.

Safe Harbor Statement

This public announcement contains forward-looking statements that are subject to numerous risks and uncertainties. Any statements contained in this public announcement, including without limitation statements to the effect that the Companies or their managements "believes," "expects," "anticipates," "plans," "may," "will," "projects," "continues," "intends" or "estimates," or statements concerning "potential" or "opportunity" or other variations thereof or comparable terminology or the negative thereof that are not statements of historical fact, should be considered forward-looking statements as a result of certain risks and uncertainties. These risks and uncertainties could cause actual results and events materially to differ for historical or anticipated results and events. Investors and potential investors should


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review carefully the description of risks and uncertainties which, together with other detailed information about the Companies, is contained in the periodic reports that the Companies file from time to time with the Securities and Exchange Commission, including the Companies' Forms 10-K for fiscal year 2000.

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